SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 12, 1997
                                                     ------------



                         FISCHER-WATT GOLD COMPANY, INC.
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               (Exact name of registrant as specified in charter)


           NEVADA                0-17386               88-0227654
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(State or other jurisdiction   (Commission          (I.R.S. Employer
       of incorporation)        file number)         Identification No.)

1621 North 3rd Street, Suite. 1000    Coeur d'Alene, Idaho     83814
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  208-664-6757
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Item 5.    Other Events

Pursuant to Rule 135c, notice was given by the registrant that it has made an offering of securities not registered or required to be registered under the Securities Act of 1933 in the form of a news release, dated May 12, 1997, a copy of which is filed with this report.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit       Item
No.           601 Code          Exhibit
-------       --------          -------

1             99                News  release  dated May 12, 1997 announcing the
                                completion of the sale of approximately $454,000 net proceeds from the sale of 459,000 units.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Fischer-Watt Gold Company, Inc.



Dated May 21, 1997                              /s/   George Beattie
                                                --------------------------------
                                                President

                                 EXHIBIT INDEX

Exhibit       Item
No.           601 Code          Exhibit                                              Page No.
-------       --------          -------                                              --------

1             99                News  release  dated May 12, 1997 announcing the        4
                                completion of the sale of approximately $454,000
                                net proceeds from the sale of 459,000 units.